Exhibit 10.22

SEA WORLD DOCUMENTS

Lease Amendment

Document No. RR-266641

September 12, 1986

•	Requires Sea World to contribute monies for traffic impact mitigation as required by any future local coastal program in Mission Bay Park.

SEA WORLD DOCUMENTS

Resolution No. R-274591

October 17, 1989

•	Approved sale of stock to Busch Entertainment Corp.

SEA WORLD DOCUMENTS

Resolution No, 275068

February 5, 1990

•	Resolution of mitigation issue.

•	Use clause modified to permit Atlantis Restaurant site to be used as a banquet/conference center.

[Sea World of California letterhead]

February 29, 1996

Mr. Jack McGrory

City Manager

The City of San Diego

202 C Street

San Diego, California 92101

Re: Revised Rental Under Sea World Leasehold

Dear Jack:

Section IV.A.5 of the existing lease between the City and Sea World provides for the adjustment of percentage rental rates at the end of each 10-year period during the term of the lease, to be determined by good faith negotiation or arbitration. The most recent 10-year period ended as of December 31, 1993. The parties have negotiated in good faith and, based thereon, have entered into an agreement which provides that, in lieu of an adjustment in percentage rates, Sea World will, effective as of January 1, 1994, pay as additional rent an amount equal to three percent (3%) on an annual basis of the rental payable pursuant to the provisions of the existing lease (the “Surcharge”).

The Surcharge will be payable concurrently with the rendering of each statement as provided in Section IV.C of the existing lease in an amount equal to three percent (3%) of the payment required to be made for the accounting period covered by such statement, provided that the amount of the Surcharge shall be adjusted at the end of each accounting year, as necessary to ensure that the Surcharge shall be no more or no less than 3% of the total rental due for such accounting year without taking the Surcharge into account. In calculating the amounts due each accounting period as provided in subsections 1 and 2 of Section IV.C, the “total rent previously paid for the accounting year” shall not include any payments of the Surcharge.

Payment of the Surcharge attributable to the period from January 1, 1994, through the date of first payment of the Surcharge shall be without interest, penalty or other additional charge.

The following provision memorializes a practice which, by mutual agreement, has been in effect for several years and which the parties wish to be in effect for the indefinite future during the term of the Lease: The concept of accounting years varying from calendar years, as provided in Article IV of the Lease has been and will be eliminated and has been and will be replaced by an accounting year which coincides with the calendar year.

If the foregoing correctly sets forth the City’s understanding of the agreement between the City and Sea World, please have an authorized representative of the City so signify by signing and returning to me the enclosed copy of this letter.

Mr. Jack McGrory

The City of San Diego

February 29, 1996

Thank you for your courtesy and cooperation and that of your staff.

Sincerely,

/s/ Mike Cross

Mike Cross

Executive Vice President

General Manager

CMC:ak

cc:	Robert Collins
Real Estate Assets Manager
Real Estate Assets Department

THE CITY OF SAN DIEGO HEREBY AGREES TO THE FOREGOING:

THE CITY OF SAN DIEGO

By:	/s/ Robert J. Collins
Title: Real Estate Assets Mgr.

Date:	6/25/96

LEASE AMENDMENT

THIS LEASE AMENDMENT, executed in duplicate as of SEP 22 1986, 1986, at San Diego, California, by and between THE CITY OF SAN DIEGO, a municipal corporation, in the County of San Diego, State of California (the “City”), and SEA WORLD, INC. a Delaware corporation, 1720 South Shores Road, San Diego, California 92109 (the “Lessee”), is made with reference to the following facts:

A. City leases to Lessee and Lessee leases from City certain real property in Mission Bay Park (the “Premises”) described in lease amendments dated December 14, 1977, January 29, 1979, December 12, 1983, and June 24, 1985, and filed in the Office of the City Clerk of San Diego as Document Nos. 762304, 765767, and RR-259814, and RR-263507, respectively (hereinafter the foregoing lease amendments are collectively referred to in this Lease Amendment as the “Lease”).

B. The parties hereto desire to amend the Lease as hereinafter provided.

THEREFORE, in consideration of the mutual covenants contained herein, the Lease is hereby amended to provide, and Lessee and City hereby agree, as follows:

1. Article XXXII GENERAL DEVELOPMENT PLAN is hereby amended by adding thereto Paragraph G, to read as follows:

“G.	Should a local coastal program (hereinafter the “Local Coastal Program”) ever be adopted for the Mission Bay Park (the “Park”) segment of the City Local Coastal Program, and should the Local Coastal Program provide for the collection of a traffic impact mitigation fee from commercial lessees within the Park in order to fund all or a portion of the cost of a beach shuttle or other substantially similar public access improvements, Lessee agrees to contribute its fair and equitable share, as calculated pursuant to the Local Coastal Program, to such a traffic impact mitigation program; provided that the amount payable by Lessee shall be reasonable and shall

DOCUMENT NO. RR- 266641

FILED SEP 22 1986

OFFICE OF THE CITY CLERK

SAN DIEGO, CALIFORNIA

not exceed the amount Lessee would have paid had the entire amount to be funded by traffic impact mitigation fees been reasonably, equitably, and fairly apportioned among all of the commercial lessees in the Park. This Paragraph G shall not be altered or amended without the prior written approval of the California Coastal Commission or an amendment to California Coastal Permit No. 6-86-2.”

2. Except as provided above, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, this Lease Amendment is executed by City, acting by and through the City Manager under and pursuant to Resolution No. R-                of the City Council authorizing such execution, and by Lessee, acting by and through its duly authorized officers, as of the date first above written.

I HEREBY APPROVE the form and legality of the foregoing Agreement this 8 day of October, 1986.

JOHN W. WITT, City Attorney

By:	/s/ Harold O. Valderhaug
Deputy

THE CITY OF SAN DIEGO

By	/s/
Title: Assistant to the City Manager

SEA WORLD, INC.

By:	/s/
Title: Administrative V.P.

R-266641

(R-85-2422)

RESOLUTION NUMBER R-263507

ADOPTED ON JUN 24, 1985

BE IT RESOLVED, by the Council of The City of San Diego, that the City Manager is hereby authorized and empowered to execute a lease amendment with SEA WORLD, INC., which amendment basically provides for a revised general development plan and other changes, as more particularly described in that lease amendment on file in the office of the City Clerk as Document No. RR-263507.

APPROVED: JOHN W. WITT, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug
Deputy City Attorney

HOV:ps

06/11/85

Or.Dept:Prop.

Job:218401

R-85-2422

Form=r.none

(R-85-2423)

RESOLUTION NUMBER R-263508

ADOPTED ON JUN 24 1985

BE IT RESOLVED, by the Council of The City of San Diego that it be and it is hereby certified that the information contained in ENVIRONMENTAL IMPACT REPORT EIR 84-0160, in connection with SEA WORLD, INC., on file in the office of the City Clerk, has been completed in compliance with the California Environmental Quality Act of 1970, as amended, and the State guidelines thereto, and that said Report has been reviewed and considered by this Council.

BE IT FURTHER RESOLVED, that pursuant to California Public Resources Code, Section 21081, the City Council hereby adopts the findings made with respect to the feasibility of the mitigating measures and project alternatives and the statements of overriding considerations, if any, contained within the said ENVIRONMENTAL IMPACT REPORT EIR 84-0160.

APPROVED: John W. Witt, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug Deputy City Attorney

HOV:ps

06/11/85

Or.Dept:Prop.

Job:218401

R-85-2423

Form=r.eir&fd

NOTICE OF DETERMINATION

TO: ☒	County Clerk County of San Diego 220 W. Broadway San Diego, California 92101	FROM:	City of San Diego City Administration Building 202 “C” Street San Diego, CA 92101

☒	Office of Planning and Research 1400 Tenth Street, Room 121 Sacramento, California 95814

EQD Number: 84-0160	State Clearinghouse Number 84030708 (If submitted to Clearinghouse)

Project Title: Sea World Master Plan.

Project Location: Located between Sea World Dr. and Mission Bay just east of Ingraham Street in the South Shores area of Mission Bay Park

Project Description: Master Land Use Plan as a condition of a 32-acre, 50-year ground and water lease – expansion of theme park, marina, and parking areas

This is to advise that The City of San Diego City Council (Decision-making Body) on June 24, 1985 (date) approved the above described project and made the following determinations:

1.	The project in its approved form ☒ will, ☐ will not, have a significant effect on the environment.

2.	☒ An Environmental Impact Report was prepared for this project and certified pursuant to the provisions of
CEQA. Resolution R-263508

☐	A Negative Declaration was prepared for this project pursuant to the provisions of CEQA.

The EIR or Negative Declaration and record of project approval may be examined at the address above.

3.	Mitigation measures ☒ were, ☐ were not, made a condition of the approval of the project.

4.	Findings ☒ were, ☐ were not, made pursuant to CEQA.

5.	A statement of Overriding Considerations ☒ was, ☐ was not, adopted for this project.

Date Received for Filing:	/s/ Ellen Bovard	6/27/85
Signature

Deputy City Clerk
Title

The City of San Diego

MANAGER’S REPORT

DATE ISSUED:	September 5, 1986
REPORT NO. 86-401
ATTENTION:	PF&R, Agenda of September 10, 1986

SUBJECT:	Sea World Lease Amendment

SUMMARY

Issue - Should the City Manager be authorized to execute a Ninth Amendment to the lease with Sea World, Inc., which provides that SeaWorld agree to contribute its fair and equitable share of money for traffic impact mitigation, as required by any future local coastal program in Mission Bay Park?

Manager’s Recommendation - Authorize execution of the agreement.

Other Recommendations - None.

Fiscal Impact - None with this action.

BACKGROUND

In certain instances, the California Coastal Commission requires specified mitigation actions or fees from applicants for coastal permits. Sea World is currently applying for such a permit and is being required to contribute traffic mitigation fees in Mission Bay Park in the event that the Commission should implement a local coastal program in the future containing this requirement. The Commission is requesting Sea World to have its lease with the City amended to include this agreement prior to issuing the permit.

PROPOSAL

It is proposed that the City Council approve the requested lease amendment. The amendment will not alter any of the other terms and conditions of Sea World’s existing lease agreement.

ALTERNATIVES

Deny the request for an amendment. This is not recommended since it would preclude Sea World from completing its 1985 Development Plan as previously approved by the Council.

Respectfully submitted,

/s/ John P. Fowler

John P. Fowler

Deputy City Manager

SPOTTS:WJP:jw(66-2)

8-1-86

Dept:Prop:MR:495

REQUEST FOR COUNCIL ACTION CITY OF SAN DIEGO					1. Certificate Number N/A
TO: CITY ATTORNEY		2. FROM (ORIGINATOR) PROPERTY DEPT./PROPERTY MANAGEMENT DIVISION			3. Date August 4, 1986
4. SUBJECT Lease Amendment – Sea World

5. PREPARATION OF:        ☐ RESOLUTION(S)        ☐ ORDINANCE(S)         ☐ AGREEMENT(S)        ☐ DEED(S)

Authorizing the City Manager to execute a lease amendment with Sea World, which would require it to contribute monies for traffic impact mitigation as required by any future local coastal program in Mission Bay Park.

COUNCIL DISTRICT 6      COMMUNITY AREA: SEA WORLD       REPORT TO COUNCIL

6. SUPPORTING INFORMATION: (INCLUDE ONLY INFORMATION NOT COVERED ON FORM 1472A, “DOCKET SUPPORTING INFORMATION”.

ACTION REQUESTED BY: Property Director.

DESCRIPTIVE LOCATION: Sea World – Mission Bay Park.

DOCUMENTS SUBMITTED: Original and six copies of proposed agreement.

ENVIRONMENTAL ASSESSMENT: This activity is exempt from CEQA Section 15301, Class 1, Existing Facilities.

HANDLING: DO NOT RECORD. Deliver documents to Property Department, Attention Bill Punch, M.S. 503, for further handling.

7. FOR INFORMATION CONTACT: (NAME & MAIL STA.) RANDOLPH/Punch 503			8. TELEPHONE 6792/6985		9. CHECK IF “DOCKET SUPPORTING INFORMATION” ATTACHED	☐
10. COMPLETE FOR ACCOUNTING PURPOSES:			11. ROUTING AND APPROVALS
FUND/DEPT.	BUDGETED	UNBUDGETED	ROUTE	APPROVING	APPROVAL	DATE
			(✓)	AUTHORITY		SIGNED
ORGANIZATION			✓	DEPARTMENT DIRECTOR		8/4/86
OBJECT ACCOUNT			X	CLEARING AUTH.EQD		8/5/86
JOB ORDER				CLEARING AUTH.
WORK ORDER NO.				CLEARING AUTH.
C.I.P. NO.				CLEARING AUTH.
FACILITY				CLEARING AUTH.
AMOUNT			X	DEPUTY CITY MANAGER		8/7/86
12. ESTIMATED COST: None			X	AUDITOR		8/12/86
			X	CITY ATTORNEY
Job 219045			X	ORIGINATING DEPARTMENT		8/21/86
cc: County Assessor Docket REDI BOOK PAGES 326 & 327 THOMAS BROS. MAP PAGE 59 WJP:baa			✓	Mgr. Dkl Clerk__________ Council Rep____________ Date	RULES COMMITTEE ☐ CONSENT ☐ ADOPTION ☐ Refer to ___________ Date ___________

COPYRIGHT, © 1985 BY Thomas Bros Maps

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PACIFIC OCEAN
BAY PARK
ROSEVILLE
HARBOR ISLAND
MISSION
SEA WORLD
SEE MAP
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RESOLUTION NUMBER R-                                                                                                                                  (R-87-325)

ADOPTED ON

BE IT RESOLVED, by the Council of The City of San Diego, that the City Manager is hereby authorized and empowered to execute, for and on behalf of The City of San Diego, a lease amendment with SEA WORLD, INC., a Delaware corporation, a copy of which is on file in the office of the City Clerk as Document No. RR-                , which lease amendment will require Sea World, Inc. to contribute monies for traffic impact mitigation as required by any future local coastal program in Mission Bay Park.

APPROVED: JOHN W. WITT, City Attorney

By:	/s/ Harold O. Valderhaug
Harold O. Valderhaug Deputy City Attorney

HOV:ps

06/11/86

Or.Dept:Prop.

Job:219045

R-87-325

Form=r.none

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